SECURITIES AND EXCHANGE COMMISSION

                             Washington,  D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                  Date of Earliest Event Reported: May  16,  2002



                      ADAIR INTERNATIONAL OIL & GAS, INC.
             (Exact name of registrant as specified in its charter)




             Texas                      000-10056                74-2142545
(State or other jurisdiction     (Commission File Number)      (IRS  Employer
of incorporation or organization)                            identification No.)




                            3000 Richmond, Suite 100
                              Houston, Texas 77098
          (Address of principal executive offices, including zip code)



                                 (713) 621-8241
              (Registrant's telephone number, including area code)


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ITEM  5.  CHANGE  IN  CORPORATE  BY-LAWS.

     On May 16, 2002, the Board of Directors voted via unanimous written consent to amend the corporate by-laws of Adair International Oil and Gas, Inc. On the date listed above, the by-laws were amended to read as follows:

     "2.02 - The annual meeting of shareholders may be held at any time within the year following the end of the Fiscal Year. The annual meeting of shareholders shall preferably be held within 13 months from the previously held annual meeting."

     This change was made to give the Company more flexibility in scheduling its annual meetings of shareholders.

     The 2002 annual meeting of shareholders of Adair International Oil and Gas, Inc. will be held on Monday July 15, 2002 at 9am (local time). The location for this meeting is the Chase Center Auditorium at 601 Travis, Houston, Texas 77002.




EXHIBITS.

     None.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAIR INTERNATIONAL OIL & GAS, INC.


By   /s/  John  W.  Adair                                Date:  May 23, 2002
     --------------------------------------
     John  W.  Adair
     Chief Executive Officer


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